UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

INDIGENOUS ROOTS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55873	20-5243308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

41 Puget Drive, Steilacoom, WA 98388
(Address of principal executive offices, including zip code)

(250) 601-1010
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))'

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.   Changes in Registrant's Certifying Accountant.

(a) Termination of Independent Registered Public Accounting Firm

On October 15, 2021, Dale Matheson Carr-Hilton Labonte LLP ("DMCL") advised that they were resigning as independent auditor of the Company. DMCL's audit report on the financial statements of the Company for the year ended August 31, 2020, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles except that it provided a modified opinion for the substantial doubt to continue as a going concern.

There have been no disagreements during the fiscal year ended August 31, 2020 and the subsequent interim period up to and including the date of DMCL's termination between the Company and DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of DMCL, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for that period. During the Company's fiscal year ended August 31, 2020, the Company disclosed that its internal controls over financial reports were not effective. the Company's internal control weaknesses were discussed by its Board of Directors with DMCL, and DMCL has been authorized to respond fully to the inquiries of the Company's successor accountants with respect to such weaknesses.

The Company has provided DMCL with a copy of this report and has requested in writing that DMCL provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. the Company has received the requested letter from DMCL and has included such letter as an exhibit to this report.

(b) Appointment of Independent Registered Public Accounting Firm

On October 15, 2021, the Company appointed Fruci & Associates II, PLLC ("Fruci") as its new independent auditor. The Board of Directors unanimously approved the engagement of Fruci.

The Company did not consult with Fruci during the fiscal year ended August 31, 2020 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed auditor concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event as defined and described in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
16.1	Letter to Securities and Exchange Commission dated October 18, 2021 from Dale Matheson Carr-Hilton Labonte LLP regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGENOUS ROOTS CORP.

Dated: October 18, 2021	By:
/s/ Landon Miller
Landon Miller
President